First Litchfield Financial Corporation

AND ITS SUBSIDIARIES

2008 Annual Meeting

Goal:  To be the premier community bank in

Northwest Connecticut.

Achieved : Through creation of long term

value and market prominence

Challenges:

Overcome inverted yield curve

grow into branch infrastructure,

understand earnings challenges in

the short term

2006

2007

Net Income

(in millions)

$1.947

$1.409

2006

2007

Net Income Per Share

Basic net income per share, all years adjusted for stock
dividends

Return on Equity

7.25%

2006

2007

5.43%

Return on Equity

FLFL

Median NE Banks

$250-1,000 million

Average NE Banks

$250-1,000 million

7.25%

7.21%

6.59%

2007 Financial Review

·  Despite margin challenges,
and growing into
infrastructure costs:

Earnings improvement!

Net interest income

$12.7

2006

2007

$13.2

In millions

Non-interest income

$2.940

2006

2007

$3.412

In millions

2007 Achievements

Improved earnings

Growth of assets, loans,
deposits and fee income

Total Assets

$508

2006

2007

$501

In millions

As of December 31,

Loans

$329

2006

2007

$296

In millions

As of December 31,

Deposits

$336

2006

2007

$333

In millions

As of December 31,

Improved earnings

Growth of assets, loans,
deposits and fee income

Strong asset quality

2007 Achievements

Non-performing loans/total loans *

2003
2004
2005
2006

2007

.90%

.11%

.90%

.75%

.51%

* (and leases)

As of December 31,

2007 Achievements

Improved earnings

Growth of assets, loans, deposits
and fee income

Strong asset quality

Market Prominence

Market Prominence

Branch growth

New products

Telling our story

Utilizing technology

Center
179
Simsbury
7
183
Collinsville
Torrington
4
202
341
Bantam
222
6
New
Preston
63
Terryville
Bristol
109
Bethlehem
Village
Naugatuck
River
84
202
6
322
New
Milford
Oakville
Waterbury
317
Woodbury
Center
133

Market Prominence

9 branches

New Products

First Litchfield Leasing

Wealth management focus

Small Business products

Remote deposit capture

First Litchfield Leasing

Middle market leasing products:

Tax leases

Financing leases

Complements our commercial
lending capabilities

Proven leadership - - experienced
talent

Conservative underwriting

Higher yielding products

Better for asset/liability structure

First Litchfield Leasing

At year end 2007 net lease receivables

                                totaled $8,634,000

As of March 31, 2008 net lease receivables

                                totaled $14,972,000

For the first quarter of 2008,only one year after

                                beginning operations, FLLC earned a

                                net profit of $6,234

Wealth Management

Focuses on what we do best; knowing our
customers

                                we will be the trusted financial advisor

                                provide a complete set of products

                                    trust

                                    banking services

                                    financial &estate planning

                                    risk management

                                    investment management

                                    tax planning

Your personal needs and expectations receive individualized attention from our world-class Wealth Management advisors.

With our experience in investment management, estate planning and philanthropic giving, you'll discover a one-on-one relationship that helps you build your wealth and leave a lasting legacy.

When you're ready to talk, we're here to listen.

left **Patricia A. Carlson**
VP & Senior Trust Officer

center **Nancy T. Kiely**
VP & Chief Investment Officer

right **Susan E. Anderson**, CTFA
VP & Portfolio Manager

We're Listening.

Investment Management • Financial Strategy
Trust & Estate Services • Business Banking

The First National Bank of Litchfield
Trust & Wealth Management

Investment products offered by Wealth Management are not insured by the FDIC or any other government agency, are not deposits or other obligations of, or guaranteed by, The First National Bank of Litchfield and are subject to investment risk, including possible loss of value.
© 2008 The First National Bank of Litchfield.

We're Connecticut's oldest bank. Call us at **860-567-6403** or visit: **www.fnbl.com.**

Small Business

Free business deposits

Competitive loan rates

Quick responses

We know small business!

$ 10 million earmarked for small
business

lending

INSTANT IMPRINTS
SMALL BUSINESS SERVICES
Free Small Business Checking
Cash Management with Remote Deposit Capture
Business Investments & Insurance
Credit Solutions
Merchant Services

Small Business

Leadership in utilizing technology
to enhance customer service and
maximize productivity

             Replaced our  core delivery
system.

             Upgraded internet banking.

              Launched remote deposit
service.

             Upgraded cash management

Technology

REMOTE DEPOSIT CAPTURE
Klebe
FUEL COMPANY
Scan checks and make deposits without leaving your desk!
Get funds faster
Safe and secure
For a limited time: FREE for 90 days!

            Remote Deposit Service

              (RDC)

Allows our business customers

to make deposits from their locations.

The First National Bank
of Litchfield
Everything's
going your way.
COMPREHENSIVE,
INNOVATIVE
BUSINESS SERVICES
• Free business checking for life
• Free business online banking
• High-yield business savings
Everything's going your way.
FDIC
www.fnbl.com

Create
awareness of
the brand

Employ many
mediums,

Provide a
consistent
message and
image

Image Campaign

2007 Achievements

Improved earnings

Growth of assets, loans, deposits

Strong asset quality

Market Prominence

Creation of Long Term
Shareholder Value

First Litchfield Financial Corp
Total Return Performance
Index Value
300
250
200
150
100
50
0
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
SNL $250-500
FLFL
S&P 500

Stock Price Performance

Exhibit 99.1

Presentation Materials

Forward-looking Statements

Statements in this presentation regarding First Litchfield Financial
Corporation’s business that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995.  These statements are based on the beliefs and expectations of management as well as the assumption made using information currently available to management.  Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions, including, among others:  changes in market interest rates and general and regional economic conditions;
changes in government regulations; changes in accounting principles;
and the quality of composition of the loan and investment portfolios and other factors that may be described in the Company’s quarterly reports on
Form 10-Q and its annual report on Form 10-K, each filed with the
Securities and Exchange Commission, which are available at the
Securities and Exchange Commission’s internet website (www.sec.gov)
and to which reference is hereby made.  Therefore, actual future results may differ significantly from results discussed in the forward-look ing statements.

2008 Annual Meeting